SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) November 16, 1998
                                  -----------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

















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ITEM 5. OTHER EVENTS

         On November 16, 1998, General Motors Corporation (GM) issued a news release regarding the announcement that Delphi Automotive Systems Corporation has filed a Registration Statement for an initial public offering of common stock. The news release was as follows:


      Delphi Automotive Systems Corporation Files Registration Statement
                 For Initial Public Offering of Common Stock

         Troy, Mich. -- Delphi Automotive Systems Corporation announced today that it filed a registration statement with the Securities and Exchange Commission relating to an initial public offering of its common stock. The offering is expected to occur in the first quarter of 1999, subject to market conditions and other factors. The number of shares to be offered will be determined at the time of the offering and is expected to be about 15-19 percent of Delphi's outstanding common stock.

         Delphi Automotive supplies components, integrated systems and modules to the automotive industry. Delphi is currently wholly owned by General Motors Corporation, which is Delphi's largest customer.

         All of the shares to be included in the initial public offering will be sold by Delphi. General Motors has announced that it currently intends to divest its ownership of Delphi later in 1999 by distributing all of its shares of Delphi common stock to holders of GM $1-2/3 par value common stock, either in a split-off exchange transaction, a pro rata spin-off distribution, or some combination of both. Any such divestiture would be subject to a number of conditions and there can be no assurance as to whether or when it will occur.

         The managing underwriters for the offering will be Morgan Stanley Dean Witter; Goldman, Sachs & Co.; Merrill Lynch & Co.; Donaldson, Lufkin & Jenrette; and Schroder & Co. Inc. Copies of the preliminary prospectus relating to the offering, when available, may be obtained from Morgan Stanley Dean Witter, 1585 Broadway, New York, NY 10036 (telephone 212-761-4000).

         A registration statement relating to Delphi common stock has been filed with the Securities and Exchange Commission but has not yet become effective. Delphi common stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.




                                    # # #






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    November 16, 1998
        -----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)






































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